UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of April 1, 2007, providing for the issuance of
Citigroup Mortgage Loan Trust Inc., Series 2007-6
Mortgage Pass-Through Certificates)

Citigroup Mortgage Loan Trust 2007-6

(as issuing entity)

Citigroup Mortgage Loan Trust Inc.

(as registrant)

Citigroup Global Markets Realty Corp.

(as sponsor)

Delaware	333-138237-13	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8- Other Events

Item 8.01      Other Events

Description of the Certificates and the Mortgage Pool

On April 30, 2007, a single series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-6 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (“CitiMortgage”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (“Citibank”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of thirty-four classes of certificates (collectively, the “Certificates”), designated as the

“Class 1-A1A Certificates”, the “Class 1-A1B Certificates”, the “Class 1-1IO Certificates”, the “Class 1-A2A Certificates”, the “Class 1-A3A Certificates”, the “Class 1-A23B Certificates”, the “Class 1-23IO Certificates”, the “Class 1-A4A Certificates”, the "Class 1-A4B Certificates", the “Class 1-4IO Certificates”, the “Class 1-B1 Certificates”, the “Class 1-B2 Certificates”, the “Class 1-B3 Certificates”, the “Class 1-B4 Certificates”, the “Class 1-B5 Certificates”, the “Class 1-B6 Certificates”, the “Class 1-R Certificates”, the “Class 1-P Certificates”, the “Class 2-A1 Certificates”, the “Class 2-A2 Certificates”, the “Class 2-A3 Certificates”, the “Class 2-A4 Certificates”, the “Class 2-A5 Certificates”, the “Class 2-A6 Certificates”, the “Class 2-XS Certificates”, the “Class 2-PO Certificates”, the “Class 2-B1 Certificates,” the “Class 2-B2 Certificates”, the “Class 2-B3 Certificates”, the “Class 2-B4 Certificates”, the “Class 2-B5 Certificates”, the “Class 2-B6 Certificates, the “Class 2-R Certificates” and the “Class 2-P Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, adjustable rate, first lien mortgage loans having original terms to maturity up to 40 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,068,936,015 as of April 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated April 30, 2007 (the “Mortgage Loan Purchase Agreement”), between the Depositor and Citigroup Global Markets Realty Corp.  The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated April 30, 2007, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated April 30, 2007, between the Depositor and the Representative.

The Offered Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
1-A1A	$ 79,746,000.00	Variable(2)
1-A1B	$ 7,037,000.00	Variable(2)
1-1IO	Notional Amount	0.21657%(2)
1-A2A	$ 235,766,000.00	Variable(2)
1-A3A	$ 315,141,000.00	Variable(2)
1-A23B	$ 48,610,000.00	Variable(2)
1-23IO	Notional Amount	Variable(2)
1-A4A	$ 75,535,000.00	Variable(2)
1-A4B	$ 6,665,000.00	Variable(2)
1-4IO	Notional Amount	0.47352%(2)
1-B1	$ 24,094,000.00	Variable(2)
1-B2	$ 12,462,000.00	Variable(2)
1-B3	$ 7,477,000.00	Variable(2)
1-R	$ 100.06	Variable(2)
2-A1	$ 131,472,000.00	Variable(2)
2-A2	Notional Amount	Variable(2)
2-A3	$ 3,287,000.00	6.500%
2-A4	$ 78,757,000.00	Variable(2)
2-A5	Notional Amount	Variable(2)
2-A6	$ 1,969,000.00	7.000%
2-XS	Notional Amount	6.500%
2-PO	$ 3,112,852.00	0.000%(2)
2-B1	$ 7,109,000.00	Variable(2)
2-B2	$ 3,673,000.00	Variable(2)
2-B3	$ 2,251,000.00	Variable(2)
2-R	$ 101.76	6.500%
(1) Approximate.
(2) Calculated as described in the prospectus supplement.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold $9,970,000 initial principal amount of Class 1-B4 Certificates, $4,569,000 initial principal amount of Class 1-B5 Certificates, $3,738,938 initial principal amount of Class 1-B6 Certificates, $2,370,000 initial principal amount of Class 2-B4 Certificates, $1,777,000 initial principal amount of Class 2-B5 Certificates and $1,185,557 initial principal amount of Class 2-B6 Certificates, (the “Private Certificates”) to Citigroup Global Markets, Inc. on April 30, 2007, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.  The net proceeds of the sale were applied to the purchase of the mortgage loans from Citigroup Global Markets Realty Corp., a New York corporation and the sponsor.

The Certificates, other than the 1-B4, 1-B5, 1-B6, 2-B4, 2-B5 and 2-B6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated December 13, 2006 and the Prospectus Supplement, dated April 30, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class 1-B4, 1-B5, 1-B6, 2-B4, 2-B5 and 2-B6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 30, 2007, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2007-6 Certificates.
4.1	Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Depositor, CitiMortgage, Citibank and the Trustee, relating to the Series 2007-6 Certificates.
99.1
Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, by and between CitiMortgage, Inc. as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser.

99.2
Amendment Number One, dated as of December 28, 2005, by and between CitiMortgage, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser, to Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2005, by and between seller and purchaser.

99.3
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between Countrywide Home Loans, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser.

99.4
Amendment Reg AB, dated as of February 28, 2006, by and between Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc. as seller, to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between the seller and the purchaser.

99.5
Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and GreenPoint Mortgage Funding, Inc. as Seller and Servicer.

99.6
Amendment Number One, dated as of May 1, 2006, between Citigroup Global Markets Realty Corp. as Purchaser and GreenPoint Mortgage Funding, Inc. as Seller, to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and GreenPoint Mortgage Funding, Inc. as Seller and Servicer.

99.7
Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2003, and as amended and restated on May 1, 2005, between Citigroup Global Markets Realty Corp. as Purchaser and National City Mortgage Co. as the Company.

99.8
Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.

99.9
Amendment Number One, dated as of February 8, 2007, between Citigroup Global Markets Realty Corp. as Purchaser and Opteum Financial Services, LLC as Seller to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.

99.10
Amendment Number Two, dated as of April 23, 2007, between Citigroup Global Markets Realty Corp. as Purchaser and Opteum Financial Services, LLC as Seller to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.

99.11
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.12
Amendment Number One, dated as of February 22, 2006, between Citigroup Global Markets Realty Corp. as Purchaser and SunTrust Mortgage, Inc. as Seller to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.13
Amendment Number Two, dated as of March 16, 2007, between Citigroup Global Markets Realty Corp. as Purchase and SunTrust Mortgage, Inc. as Seller to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.14	Seller’s Purchase, Warranties and Servicing Agreement, dated as of January 1, 2007, between Citigroup Global Markets Realty Corp. as Purchaser and Wachovia Mortgage Corporation as Seller.
99.15
Regulation AB Compliance Addendum, dated as of January 1, 2007, between Citigroup Global Markets Realty Corp as Purchaser and Wachovia Mortgage corporation as the Company to the Seller’s Purchase, Warranties and Servicing Agreement, dated as of January 1, 2007, between Citigroup Global Markets Realty Corp.  as Purchaser and Wachovia Mortgage Corporation as Seller.

99.16	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.
99.17
First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer to the Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:                      October 2, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Matthew Bollo
Name:	Matthew Bollo
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 30, 2007, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2007-6 Certificates.
4.1	Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Depositor, CitiMortgage, Citibank and the Trustee, relating to the Series 2007-6 Certificates.
99.1
Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, by and between CitiMortgage, Inc. as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser.

99.2
Amendment Number One, dated as of December 28, 2005, by and between CitiMortgage, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser, to Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2005, by and between seller and purchaser.

99.3
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between Countrywide Home Loans, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser.

99.4
Amendment Reg AB, dated as of February 28, 2006, by and between Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc. as seller, to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between the seller and the purchaser.

99.5
Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and GreenPoint Mortgage Funding, Inc. as Seller and Servicer.

99.6
Amendment Number One, dated as of May 1, 2006, between Citigroup Global Markets Realty Corp. as Purchaser and GreenPoint Mortgage Funding, Inc. as Seller, to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and GreenPoint Mortgage Funding, Inc. as Seller and Servicer.

99.7
Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2003, and as amended and restated on May 1, 2005, between Citigroup Global Markets Realty Corp. as Purchaser and National City Mortgage Co. as the Company.

99.8
Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.

99.9
Amendment Number One, dated as of February 8, 2007, between Citigroup Global Markets Realty Corp. as Purchaser and Opteum Financial Services, LLC as Seller to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.

99.10
Amendment Number Two, dated as of April 23, 2007, between Citigroup Global Markets Realty Corp. as Purchaser and Opteum Financial Services, LLC as Seller to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.

99.11
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.12
Amendment Number One, dated as of February 22, 2006, between Citigroup Global Markets Realty Corp. as Purchaser and SunTrust Mortgage, Inc. as Seller to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.13
Amendment Number Two, dated as of March 16, 2007, between Citigroup Global Markets Realty Corp. as Purchase and SunTrust Mortgage, Inc. as Seller to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.14	Seller’s Purchase, Warranties and Servicing Agreement, dated as of January 1, 2007, between Citigroup Global Markets Realty Corp. as Purchaser and Wachovia Mortgage Corporation as Seller.
99.15
Regulation AB Compliance Addendum, dated as of January 1, 2007, between Citigroup Global Markets Realty Corp as Purchaser and Wachovia Mortgage corporation as the Company to the Seller’s Purchase, Warranties and Servicing Agreement, dated as of January 1, 2007, between Citigroup Global Markets Realty Corp.  as Purchaser and Wachovia Mortgage Corporation as Seller.

99.16	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.
99.17
First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer to the Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.